Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 3 TO CREDIT AGREEMENT

          This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”), dated as of May 5, 2010, by and among Sotheby’s, a Delaware corporation (“Parent”), Sotheby’s, Inc., a New York corporation (“Sotheby’s, Inc.”), Sotheby’s Financial Services, Inc., a Nevada corporation (“SFS Inc.”), Sotheby’s Financial Services California, Inc., a Nevada corporation (“SFS California”), Oberon, Inc., a Delaware corporation (“Oberon”), Theta, Inc., a Delaware corporation (“Theta”), Sotheby’s Ventures, LLC, a New York limited liability company (“Ventures LLC”), Oatshare Limited, a company registered in England (“Oatshare”), Sotheby’s, a company registered in England (“Sotheby’s U.K.”), and Sotheby’s Financial Services Limited, a company registered in England (“SFS Ltd.” and, collectively with Parent, Sotheby’s, Inc., SFS Inc., SFS California, Oberon, Theta, Ventures LLC, Oatshare and Sotheby’s U.K., the “Borrowers”), General Electric Capital Corporation, a Delaware corporation (in its individual capacity, “GE Capital”), as a Lender and as Agent for the Lenders and the Fronting Lender (in such capacity, the “Agent”), and the other Lenders signatory hereto, amends that certain Credit Agreement, dated as of August 31, 2009 (as amended by Amendment No. 1 thereto, dated as of December 17, 2009, and Amendment No. 2 thereto, dated as of February 25, 2010, the “Credit Agreement”), by and among the Borrowers, other Credit Parties signatory thereto, the Agent, the Fronting Lender, and the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Annex A to the Credit Agreement.

RECITALS

          A. The Borrowers have requested that the Lenders amend the Credit Agreement as set forth herein.

          B. The Agent and the Lenders signatory hereto have agreed, on the terms and conditions set forth below, to so amend the Credit Agreement.

AGREEMENT

          NOW, THEREFORE, in consideration of the continued performance by the Borrowers and each other Credit Party of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the other Credit Parties signatory hereto, the Lenders signatory hereto and the Agent hereby agree as follows:

          1. Amendment to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Paragraph 2 of this Amendment, the Credit Agreement is hereby amended as follows:

          (a) Section 1.6(g) of the Credit Agreement is hereby amended and restated as follows:

(g) unless Agent shall have otherwise agreed, that by its terms is not due and payable within 18 months; provided that, Art Loans that by their terms are due and payable after 18 months but within 24 months shall not be excluded as “Eligible Art Loans” pursuant to this clause to the extent the outstanding principal balance of such Eligible Art Loans does not exceed $100,000,000 in the aggregate;

(b) Section 3.19 of the Credit Agreement is hereby amended and restated as follows:

3.19 Deposit.

          Disclosure Schedule (3.19) lists all banks and other financial institutions at which any Credit Party maintains deposit or other accounts, and such Schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, the complete account number therefor and whether such account contains amounts payable to consignors representing proceeds of the sale of consigned Works of Art.

(c) Section 5.14 of the Credit Agreement is hereby amended and restated as follows:

5.14 New Subsidiaries.

          Upon (i) any Person becoming a Subsidiary of any Credit Party or (ii) any Subsidiary of any Credit Party becoming a Domestic Subsidiary or a Foreign Subsidiary organized under the laws of England, (a) if such Person is a Domestic Subsidiary or a Foreign Subsidiary organized under the laws of England, such Person shall become party to this Agreement as a Credit Party by executing a joinder agreement and delivering, along with such executed joinder agreement, such organizational and authorization documentation and legal opinions as are reasonably requested by Agent, in each case, in form and substance reasonably satisfactory to Agent; (b) if such Person is a Domestic Subsidiary, such Person shall become party to the Domestic Subsidiary Guaranty, the U.S. Security Agreement, the U.S. Pledge Agreement and such further Collateral Documents as Agent shall reasonably request; (c) if such Person is a Foreign Subsidiary organized under the laws of England, such Person shall become party to a Guaranty with respect to the Obligations of the U.K. Borrowers and such Collateral Documents as Agent shall reasonably request; and (d) the outstanding Stock of such Person shall be pledged to Agent, for the benefit of the Secured Parties, pursuant to such Collateral Documents as Agent shall reasonably request; provided, that, (i) so long as SPTC Delaware shall not create, incur, assume or permit to exist any Indebtedness or Guaranteed Indebtedness or any Lien on or with respect to any of its properties or assets (whether now owned or hereafter acquired), SPTC Delaware shall not be required to execute or become a party to any Loan Documents, and (ii) the York Avenue Owner shall not be required to execute or become a party to any Loan Documents.

(d) Section 6.14 of the Credit Agreement is hereby amended and restated as follows:

6.14 Change of Corporate Name, State of Incorporation or Location; Change of Fiscal Year.

          No U.S. Credit Party shall (a) change its name as it appears in official filings in the state of its incorporation or other organization, (b) change its chief executive office or principal place of business or the location of its records concerning the Collateral, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its jurisdiction of incorporation or organization or incorporate or organize in any additional jurisdictions, in each case, without at least thirty (30) days (or such shorter period as Agent shall consent to in writing) prior written notice to Agent and after Agent’s written acknowledgment that any reasonable action requested by Agent in connection therewith, including to continue the perfection of any Liens in favor of Agent, on behalf of Lenders, in any Collateral, has been completed or taken; provided, that any such new location shall be in the continental United States. No Sotheby Entity shall change its Fiscal Year.

(e) The definition of “U.K. Subsidiary Guarantors” in Annex A of the Credit Agreement is hereby amended and restated as follows:

“U.K. Subsidiary Guarantors” means each Subsidiary of Parent organized under the laws of England that is not a U.K. Borrower or an Immaterial Subsidiary.

(f) Clause (a) in Annex G of the Credit Agreement is hereby amended and restated as follows:

(a) Maximum Capital Expenditures. During each Fiscal Year, Parent and its Subsidiaries on a consolidated basis shall not make Capital Expenditures (other than portions of such Capital Expenditures financed by the Lenders hereunder) during such Fiscal Year in excess of the amount set forth below opposite such Fiscal Year:

Fiscal Year	Maximum Capital Expenditure

2009	$17,000,000
2010	$22,000,000
Any subsequent Fiscal Year	$17,000,000

Notwithstanding the foregoing, (i) Capital Expenditures of Parent and its Subsidiaries made prior to the Closing Date during the 2009 Fiscal Year in connection with the purchase of Real Estate located at 1334 York Avenue, New York, New York 10021, in an aggregate amount not to exceed $88,000,000, shall not be counted toward the aggregate amount available for Parent and its Subsidiaries to make Capital Expenditures during the 2009 Fiscal Year, and (ii)

to the extent that Parent and its Subsidiaries on a consolidated basis make Capital Expenditures of less than $17,000,000 during any Fiscal Year (the “Current Fiscal Year”), the aggregate amount available for Parent and its Subsidiaries to make Capital Expenditures during the immediately subsequent Fiscal Year pursuant to this clause (a) shall be increased by an amount equal to the lesser of (x) the excess of $17,000,000 over the amount of Capital Expenditures made by Parent and its Subsidiaries on a consolidated basis during the Current Fiscal Year, and (y) $8,500,000.

          (g) Disclosure Schedule (3.19) of the Credit Agreement is hereby amended and restated as set forth in Schedule I hereto. Notwithstanding anything to the contrary in the Credit Agreement, Agent hereby consents to the prior establishment of the Deposit Accounts set forth in Schedule I hereto, to the extent Agent has received a Blocked Account Agreement on or prior to the date hereof with respect to each such Deposit Account that is required to be subject to a Blocked Account Agreement pursuant to Annex C to the Credit Agreement.

2. Effectiveness of this Amendment; Conditions Precedent.

          (a) The provisions of this Amendment (other than Paragraph 1(a) hereof) shall be deemed to have become effective as of the date of this Amendment, but such effectiveness shall be expressly conditioned upon Agent’s receipt of a counterpart of this Amendment executed and delivered by duly authorized officers of each Borrower, each Credit Party, the Requisite Lenders and Agent.

          (b) The provisions of Paragraph 1(a) of this Amendment shall be deemed to have become effective as of the date of this Amendment, but such effectiveness shall be expressly conditioned upon (a) Agent’s receipt of a counterpart of this Amendment executed and delivered by duly authorized officers of each Borrower, each Credit Party, the Supermajority Lenders and Agent, and (b) Agent’s receipt, on behalf of each Lender that delivers to Agent on or prior to the date hereof a counterpart of this Amendment executed by such Lender, of an amendment fee equal to 0.10% of such Lender’s Commitment as of the date hereof.

3. Miscellaneous.

(a) Headings. The various headings of this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

          (b) Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

          (c) Interpretation. No provision of this Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party’s having or being deemed to have structured, drafted or dictated such provision.

            (d) Representations, Warranties and Covenants. Each Credit Party hereby represents and warrants that, as of the date hereof:

          (i) this Amendment and the Credit Agreement as amended by this Amendment, constitute the legal, valid and binding obligations of such Credit Party, enforceable against it in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability;

          (ii) its execution, delivery and performance of this Amendment and its performance of the Credit Agreement as amended by this Amendment, to the extent a party thereto, have been duly authorized by all necessary corporate action and do not: (1) contravene the terms of any of such Credit Party’s charter, bylaws or operating agreement, as applicable, (2) violate any law or regulation, or any order or decree of any court or Governmental Authority; (3) conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Sotheby Entity is a party or by which any Sotheby Entity or any of its property is bound, (4) result in the creation or imposition of any Lien upon any of the property of any Sotheby Entity other than those in favor of Agent, on behalf of itself and the other Secured Parties, pursuant to the Loan Documents; or (5) require the consent or approval of any Governmental Authority or any other Person that has not already been obtained; and

          (iii) after giving effect to this Amendment, (1) no Default or Event of Default has occurred and is continuing and (2) all of the representations and warranties of such Credit Party contained in the Credit Agreement and in each other Loan Document to which it is a party (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are true and correct as of the date of such Credit Party’s execution and delivery hereof or thereof as though made on and as of such date.

          (e) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

          (f) Effect. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. Each Credit Party hereby represents and warrants to each Lender and the Agent that all authorizations, consents and approvals of such Credit Party’s board of directors, shareholders, members or any other Persons necessary to permit such Borrower to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement as amended hereby, and to permit the Lenders and the

Agent to enforce such obligations, have been obtained. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement.

          (g) No Novation or Waiver. Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, the Agent or any Lender under the Credit Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents or of any Default or Event of Default that may have occurred and be continuing or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

          (h) Agent’s Expenses. The Borrowers hereby jointly and severally agree to promptly reimburse Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment.

******

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SOTHEBY’S,
a Delaware corporation

By:	/s/ Michael L. Gillis

Name: Michael L. Gillis
Title: SVP, Treasurer

SOTHEBY’S, INC.

By:	/s/ Michael L. Gillis

Name: Michael L. Gillis
Title: SVP, Treasurer

SOTHEBY’S FINANCIAL SERVICES, INC.
SOTHEBY’S FINANCIAL SERVICES CALIFORNIA, INC.
OBERON, INC.
THETA, INC.
SOTHEBY’S VENTURES, LLC

By:	/s/ Michael L. Gillis

Name: Michael L. Gillis
Title: SVP, Treasurer

OATSHARE LIMITED

By:	/s/ William S. Sheridan

Name: William S. Sheridan
Title: EVP & Chief Financial Officer

SOTHEBY’S,
a company registered in England

By:	/s/ William S. Sheridan

Name: William S. Sheridan
Title: EVP & Chief Financial Officer

SOTHEBY’S FINANCIAL SERVICES LIMITED

By:	/s/ William S. Sheridan

Name: William S. Sheridan
Title: EVP & Chief Financial Officer

Signature Page to
Amendment No. 3

GENERAL ELECTRIC CAPITAL
CORPORATION, as the Agent and a Lender

By:	/s/ Daniel T. Eubanks

Name: Daniel T. Eubanks
Title: DULY AUTHORIZED SIGNATORY

Signature Page to
Amendment No. 3

HSBC BANK PLC, as a Lender

By:	/s/ Paul Hagger

Name: Paul Hagger
Title: Global Relationship Manager

Signature Page to
Amendment No. 3

HSBC BANK USA, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Randolph Cates

Name: Randolph Cates
Title: VP, Sr. Relationship Manager

Signature Page to
Amendment No. 3

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Kim Nguyen

Name: Kim Nguyen
Title: Vice President

Signature Page to
Amendment No. 3

THE PRIVATEBANK AND TRUST
COMPANY, as a Lender

By:	/s/ Mitchell Rasky

Name: Mitchell Rasky
Title: Managing Director

Signature Page to
Amendment No. 3

TD BANK, N.A., as a Lender

By:	/s/ Stephen A. Caffrey

Name: Stephen A. Caffrey
Title: Vice President

Signature Page to
Amendment No. 3

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Edwin B. Cox, Jr

Name: Edwin B. Cox, Jr.
Title: Senior Vice President

Signature Page to
Amendment No. 3

COMERICA BANK, as a Lender

By:	/s/ Chris Rice

Name: Chris Rice
Title: Corporate Banking Officer

Signature Page to
Amendment No. 3

ISRAEL DISCOUNT BANK OF NEW
YORK, as a Lender

By:	/s/ Richard Tripaldi

Name: Richard Tripaldi
Title: Vice President

By:	/s/ David Acosta

Name: David Acosta
Title: Senior Vice President

Signature Page to
Amendment No. 3

Acknowledged and Agreed
as of the date first above written:

SOTHEBYS.COM LLC, as a Credit Party

By:	/s/ William S. Sheridan

Name: William S. Sheridan
Title: EVP & Chief Financial Officer

SOTHEBY’S FINE ART HOLDINGS, INC.
SOTHEBY’S ASIA, INC.
YORK WAREHOUSE, INC.
SPTC, INC.
SOTHEBY PARKE BERNET, INC.
YORK AVENUE DEVELOPMENT, INC.
SOTHEBY’S THAILAND, INC.
SOTHEBY’S HOLDINGS INTERNATIONAL, INC.
SOTHEBY’S NEVADA, INC.
SOTHEBYS.COM AUCTIONS, INC.
SIBS, LLC,
each as a Credit Party

By:	/s/ Michael L. Gillis

Name: Michael L. Gillis
Title: SVP, Treasuer

SUNRISE LIQUORS & WINES, INC., as a Credit Party

By:	/s/ Richard C. Buckley

Name: Richard C. Buckley
Title: Executive Vice President

CATALOGUE DISTRIBUTION COMPANY LIMITED, as a Credit Party

By:	/s/ William S. Sheridan

Name: William S. Sheridan
Title: EVP & Chief Financial Officer

Signature Page to
Amendment No. 3

SCHEDULE I